                    ACCUMULATOR [(COMBINED GUARANTEED MINIMUM DEATH BENEFIT AND
                                 GUARANTEED MINIMUM INCOME BENEFIT - PLAN A) OR
                      (GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT - PLAN B)]

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:        [JOHN DOE]

ANNUITANT:    [JOHN DOE]                             Age: [60]   Sex: [Male]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:     [00000]

      ENDORSEMENTS ATTACHED: [Minimum Income Benefit Endorsement]
                             Endorsement Applicable to Non-Qualified
                             Certificates
                             Endorsement Applicable to Market Value
                             Adjustment Terms
                             Rider to Endorsement Applicable to Market Value Adjustment Terms

      ISSUE DATE:            [May 1, 1997]

      CONTRACT DATE:         [May 1, 1997]

ANNUITY COMMENCEMENT DATE:   [August 22, 2027]

      THE MAXIMUM MATURITY AGE IS AGE [90] -- SEE SECTION 7.03.
      The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's [90th] birthday.

BENEFICIARY:  [JANE DOE]

SUCCESSOR OWNER/ANNUITANT: [Applicable if the Owner and Annuitant are the
                           same person and the spouse is the beneficiary at the time of election and time of Owner/Annuitant's death] [JANE DOE]

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):     [$10,000.00]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------

o   ALLIANCE CONSERVATIVE INVESTORS FUND
o   ALLIANCE GROWTH INVESTORS FUND
o   ALLIANCE GROWTH AND INCOME FUND
o   ALLIANCE COMMON STOCK FUND                                $10,000.00
o   ALLIANCE GLOBAL FUND
o   ALLIANCE INTERNATIONAL FUND
o   ALLIANCE AGGRESSIVE STOCK FUND
o   ALLIANCE SMALL CAP GROWTH FUND
o   ALLIANCE MONEY MARKET FUND
o   ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND
o   ALLIANCE HIGH YIELD FUND
o   EQ/PUTNAM BALANCED FUND
o   EQ/PUTNAM GROWTH & INCOME VALUE FUND
o   MFS EMERGING GROWTH COMPANIES FUND
o   MFS RESEARCH FUND
o   MERRILL LYNCH BASIC VALUE EQUITY FUND
o   MERRILL LYNCH WORLD STRATEGY FUND
o   MORGAN STANLEY EMERGING MARKETS EQUITY FUND
o   T. ROWE PRICE EQUITY INCOME FUND
o   T. ROWE PRICE INTERNATIONAL STOCK FUND
o   WARBURG PINCUS SMALL COMPANY VALUE FUND
o   GUARANTEE PERIODS (CLASS I)
      EXPIRATION DATE AND GUARANTEED RATE
      FEBRUARY 15, 1998
      FEBRUARY 15, 1999
      FEBRUARY 15, 2000
      FEBRUARY 15, 2001
      FEBRUARY 15, 2002
      FEBRUARY 15, 2003
      FEBRUARY 15, 2004
      FEBRUARY 15, 2005
      FEBRUARY 15, 2006
      FEBRUARY 15, 2007
                                                      -------------------
                                                      TOTAL: [$10,000.00]

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):   Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):     Not available under this
                                                    Certificate

No. 94ICB                                    Data page 2               (5/97)

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you have elected Principal Assurance in the application then a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $5,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 84. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.

No. 94ICB                                    Data page 3               (5/97)

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The sum of:

      (1) The Annuity Account Value in the Investment Funds, or, if greater, the Guaranteed Minimum Death Benefit defined below; and

      (2) The death benefit amount provided with respect to the Endorsement Applicable to Market Value Adjustment Terms. (See Data pages, Part C)

      Guaranteed Minimum Death Benefit
      [APPLICABLE TO RESIDENTS IN ALL STATES EXCEPT NEW YORK]
      [6% to Age 80 Benefit - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) on each Contract Date anniversary through the Annuitant's age 80 (or on the date of the Annuitant's death, if earlier), and 0% thereafter and is adjusted for any subsequent contributions, transfers into the Investment Funds and transfers and withdrawals from such Funds.]

      [APPLICABLE TO NEW YORK RESIDENTS ONLY - ANNUITANT ISSUE AGES 20 THROUGH 79] [On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80 to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

      Upon your death, the Guaranteed Minimum Death Benefit will be reset to the Annuity Account Value in the Investment funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period, if greater than the Guaranteed Minimum Death Benefit determined above.]

No. 94ICB                                    Data page 4               (5/97)

      [APPLICABLE TO NEW YORK RESIDENTS ONLY - ANNUITANT ISSUE AGES 80 THROUGH
      83]
      [On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is equal to such portion of the initial Contribution plus (a) any subsequent Contributions and transfers into the Investment Funds, less (b) any transfers and withdrawals from such Funds

      [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
      [On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the current Guaranteed Minimum Death Benefit and the current Annuity Account Value in the Investment Funds. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we can use the age (as of the Processing Date) of the successor Owner/Annuitant.]

      Withdrawals and transfers will cause a reduction in the Guaranteed Minimum Death Benefit (described above) [and Guaranteed Minimum Income Benefit benefit base (described below)] on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period
Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):
6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

[APPLICABLE TO PLAN A]
[GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply your Annuity Account Value in the Investment Funds during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) Certificate. The Income Manager (Life Annuity with a Period Certain) provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for Annuitant ages 60 through 80; 9 years for Annuitant age 81; 8 years for Annuitant age 82; and 7 years for Annuitant age 83.

No. 94ICB                                    Data page 5               (5/97)

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83 [Applicable to Annuitant issue ages 20 to 44 - except that for Annuitant's issue ages 20 to 44, it may be exercised following the 15th or later Contract Date anniversary].

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, your periodic lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided based on your Annuity Account Value in the Investment Funds as of the Transaction Date and our then current annuity purchase factors.

If you have Annuity Account Value in the Guaranteed Period Account under your Accumulator Certificate as of the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, such Annuity Account Value will also be applied (at current annuity purchase factors) towards the purchase of payments under the Income Manager (Life Annuity with a Period Certain). Such Annuity Account Value will increase the payments provided by Guaranteed Minimum Income Benefit.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the portion of the initial contribution allocated to the Investment Funds on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise Guaranteed Minimum Income Benefit.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality tables that assume increasing longevity. The minimum amount of periodic lifetime income to be purchased under the Income Manager (Life Annuity with a Period Certain) is set forth in the "Table of Guaranteed Minimum Income Benefit Income Amounts."

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating Guaranteed Minimum Income Benefit.

No. 94ICB                                    Data page 6               (5/97)

The timing of your withdrawals can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit as described above.

   [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
   [If the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries seven and later based on the Contract Date, provided Guaranteed Minimum Income Benefit is exercise as specified above based on the age of the successor Owner/Annuitant.]]

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                          Current and Maximum
                                             Percentage of
                    Contract Year            Contributions
                    -------------            -------------
                          1                      7.00%
                          2                      6.00%
                          3                      5.00%
                          4                      4.00%
                          5                      3.00%
                          6                      2.00%
                          7                      1.00%
                     8 and later                 0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

No. 94ICB                                    Data page 7               (5/97)

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

      [APPLICABLE TO PLAN A]
      [(a) Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge: For the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit, we will deduct annually on each Processing Date an amount equal to 0.45% of the guaranteed minimum death benefit in effect on such Processing Date. 0.45% is the maximum we will charge. This charge will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.]

      [APPLICABLE TO PLAN B]
      [(a) Guaranteed Minimum Death Benefit Only Benefit Charge: For the Guaranteed Minimum Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.20% of the Guaranteed Minimum Death Benefit in effect on such Processing Date. 0.20% is the maximum we will charge. This charge will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.]

      (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date. This charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
            Current and Maximum           Annual rate of 0.90% (equivalent
                                          to a daily rate of 0.002477%).

Administration Charge:
            Current and Maximum           Annual rate of 0.25% (equivalent
                                          to a daily rate of 0.000692%). We
                                          reserve the right to increase this
                                          charge to an annual rate of 0.35%.

No. 94ICB                                    Data page 8               (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value in the Guaranteed Period Account and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.

SEPARATE ACCOUNT (SEE ITEM 5 OF THE MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

No. 94ICBMVA                                  Data page 9               (5/97)

[APPLICABLE TO PLAN A]

           [TABLE OF GUARANTEED MINIMUM INCOME BENEFIT INCOME AMOUNTS
            FOR INITIAL LEVEL ANNUAL INCOME (10 YEAR PERIOD CERTAIN)
                              SINGLE LIFE - [MALE]


                    AGE                    INCOME AMOUNT
                    ---                    -------------

                   [67                       $  899.21
                    68                          976.62
                    69                        1,061.17
                    70                        1,215.45
                    71                        1,319.07
                    72                        1,432.00
                    73                        1,555.07
                    74                        1,689.18
                    75                        1,835.29
                    76                        1,994.44
                    77                        2,167.75
                    78                        2,356.45
                    79                        2,561.89
                    80                        2,785.58]

            Interest Basis:   2.5% on Contract Date anniversaries 7 through 9
                              and 3% on Contract Date anniversaries 10 and
                              later
                              Non-participating
            Mortality:        1983 Individual Annuity Mortality Table "a"
                              for [Male] projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.]

No. 94ICB                                    Data page 10              (5/97)

                   ROLLOVER IRA [(COMBINED GUARANTEED MINIMUM DEATH BENEFIT AND
                                 GUARANTEED MINIMUM INCOME BENEFIT - PLAN A) OR
                      (GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT - PLAN B)]

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:        [JOHN DOE]  [Owner must be the Annuitant]

ANNUITANT:    [JOHN DOE]                      Age: [60]         Sex: [Male]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7627

CERTIFICATE NUMBER:    [00000]

      ENDORSEMENTS ATTACHED: Endorsement Applicable to IRA Certificates
                             Endorsement Applicable to Market Value
                             Adjustment Terms
                             Rider[s] to Endorsement Applicable to Market
                             Value Adjustment Terms
                             Endorsement Applicable to Life Contingent Annuity [Rider to Endorsement Applicable to Life Contingent Annuity]

      ISSUE DATE:            [May 1, 1997]

      CONTRACT DATE:         [May 1, 1997]

ANNUITY COMMENCEMENT DATE:   [August 22, 2027]

      THE MAXIMUM MATURITY AGE IS AGE [90] -- SEE SECTION 7.03.
      The Annuity Commencement Date may not be later than the Processing Date which follows your [90th] birthday.

      However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).

BENEFICIARY:  [JANE DOE]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if the beneficiary is the spouse at the time of election and time of Owner/Annuitant's death] [JANE DOE]

No. 94ICB                                    Data page 1               (5/97)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):     [$10,000.00]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------

o     ALLIANCE CONSERVATIVE INVESTORS FUND
o     ALLIANCE GROWTH INVESTORS FUND
o     ALLIANCE GROWTH AND INCOME FUND
o     ALLIANCE COMMON STOCK FUND                                     $10,000.00
o     ALLIANCE GLOBAL FUND
o     ALLIANCE INTERNATIONAL FUND
o     ALLIANCE AGGRESSIVE STOCK FUND
o     ALLIANCE SMALL CAP GROWTH FUND
o     ALLIANCE MONEY MARKET FUND
o     ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND
o     ALLIANCE HIGH YIELD FUND
o     EQ/PUTNAM BALANCED FUND
o     EQ/PUTNAM GROWTH & INCOME VALUE FUND
o     MFS EMERGING GROWTH COMPANIES FUND
o     MFS RESEARCH FUND
o     MERRILL LYNCH BASIC VALUE EQUITY FUND
o     MERRILL LYNCH WORLD STRATEGY FUND
o     MORGAN STANLEY EMERGING MARKETS EQUITY FUND
o     T. ROWE PRICE EQUITY INCOME FUND
o     T. ROWE PRICE INTERNATIONAL STOCK FUND
o     WARBURG PINCUS SMALL COMPANY VALUE FUND
o     GUARANTEE PERIODS (CLASS I)
         EXPIRATION DATE AND GUARANTEED RATE
         FEBRUARY 15, 1998
         FEBRUARY 15, 1999
         FEBRUARY 15, 2000
         FEBRUARY 15, 2001
         FEBRUARY 15, 2002
         FEBRUARY 15, 2003
         FEBRUARY 15, 2004
         FEBRUARY 15, 2005
         FEBRUARY 15, 2006
         FEBRUARY 15, 2007
         FEBRUARY 15, 2008*
         FEBRUARY 15, 2009*
         FEBRUARY 15, 2010*
         FEBRUARY 15, 2011*
         FEBRUARY 15, 2012*
                                                        -------------------
                                                        TOTAL: [$10,000.00]

* Only available under the Assured Payment Option and APO Plus.

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):    Not available under this
                                                   Certificate

No. 94ICB                                    Data page 2               (5/97)

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you have elected Principal Assurance in the application, then a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

If you elect the Assured Payment Option after issue of the Certificate, your Annuity Account Value and any subsequent Contributions will be allocated by us to the Guaranteed Period Account and the Life Contingent Annuity and no amounts may be allocated to the Investment Funds. (See Data pages, Part C; Allocation Restrictions)

If you elect APO Plus after issue of the Certificate, a portion of your Annuity Account Value is allocated by us to the Guaranteed Period Account and the Life Contingent Annuity. The remaining Annuity Account Value is allocated to the Alliance Common Stock Fund or the Alliance Equity Index Fund as you select, until transferred by us. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $5,000 in the form of either a rollover Contribution or a direct custodian-to-custodian transfer from other individual retirement arrangements. Subsequent Contributions may be made in an amount of at least $1,000. Subsequent Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contributions or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. "Regular" IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer Contributions may be made until you attain age 79. However, any amount contributed after you attain age 70 1/2 must be net of your minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 2 Annuity Commencement Date in Endorsement Applicable to IRA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

No. 94ICB                                    Data page 3               (5/97)

A minimum Annuity Account Value of $10,000 is required to elect the Assured Payment Option or APO Plus.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

Minimum Distribution Withdrawals may not be elected while the Assured Payment Option or APO Plus is in effect.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The sum of:

      (1) The Annuity Account Value in the Investment Funds, or, if greater, the Guaranteed Minimum Death Benefit defined below; and

      (2) The death benefit amount provided with respect to the Endorsement Applicable to Market Value Adjustment Terms. (See Data pages, Part C)

No. 94ICB                                    Data page 4               (5/97)

      Guaranteed Minimum Death Benefit
      [APPLICABLE TO RESIDENTS IN ALL STATES EXCEPT NEW YORK]
      [6% to Age 80 Benefit - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) on each Contract Date anniversary through the Annuitant's age 80 (or on the date of the Annuitant's death, if earlier), and 0% thereafter and is adjusted for any subsequent contributions, transfers into the Investment Funds and transfers and withdrawals from such Funds.]

         [OPTIONAL FOR PLAN A - ANNUITANT ISSUE AGES 20 THROUGH 65]
         [6% to Age 70 Benefit - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) on each Contract Date anniversary through the Annuitant's age 70 (or on the date of the Annuitant's death, if earlier), and 0% thereafter and is adjusted for any subsequent contributions, transfers into the Investment Funds and transfers and withdrawals from such Funds.]

      [APPLICABLE TO NEW YORK RESIDENTS ONLY]
      [On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80 to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

      Upon your death, the Guaranteed Minimum Death Benefit will be reset to the Annuity Account Value in the Investment funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period, if greater than the Guaranteed Minimum Death Benefit determined above.]

      [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
      [On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the current Guaranteed Minimum Death Benefit and the current Annuity Account Value in the Investment Funds. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we can use the age (as of the Processing Date) of the successor Owner/Annuitant.]

      Withdrawals and transfers will cause a reduction in the Guaranteed Minimum Death Benefit (described above) [and Guaranteed Minimum Income Benefit benefit base (described below)] on a pro rata basis.

No. 94ICB                                    Data page 5               (5/97)

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period
Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):  6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                          Current and Maximum
                                             Percentage of
                  Contract Year              Contributions
                  -------------              -------------
                        1                        7.00%
                        2                        6.00%
                        3                        5.00%
                        4                        4.00%
                        5                        3.00%
                        6                        2.00%
                        7                        1.00%
                   8 and later                   0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

No. 94ICB                                    Data page 6               (5/97)

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Lump Sum Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

If the Assured Payment Option or APO Plus is in effect a 10% Free Corridor Amount will apply for Lump Sum Withdrawals.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

      [APPLICABLE TO PLAN A - 6% TO AGE 80 BENEFIT]
      [(a) Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge: For the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit, we will deduct annually on each Processing Date an amount equal to 0.45% of the guaranteed minimum death benefit in effect on such Processing Date. 0.45% is the maximum we will charge. This charge will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.]

      [APPLICABLE TO PLAN A - 6% TO AGE 70 BENEFIT]
      [(a) Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge: For the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit, we will deduct annually on each Processing Date an amount equal to 0.30% of the guaranteed minimum death benefit in effect on such Processing Date. 0.30% is the maximum we will charge. This charge will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.]

      [APPLICABLE TO PLAN B]
      [(a) Guaranteed Minimum Death Benefit Only Benefit Charge: For the Guaranteed Minimum Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.20% of the Guaranteed Minimum Death Benefit in effect on such Processing Date. 0.20% is the maximum we will charge. This charge will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.]

No. 94ICB                                    Data page 7               (5/97)

      (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date. This charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
            Current and Maximum           Annual rate of 0.90% (equivalent to a
                                          daily rate of 0.002477%).

Administration Charge:
            Current and Maximum           Annual rate of 0.25% (equivalent to a
                                          daily rate of 0.000692%). We reserve
                                          the right to increase this charge to
                                          an annual rate of 0.35%.

No. 94ICB                                    Data page 8               (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): Except as indicated below, if you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

If you elect the Assured Payment Option, your Contributions and Annuity Account Value will be allocated by us to serially maturing Guarantee Periods having Expiration Dates in annual sequence and the Modal Payment portion of the Guaranteed Period Account, if applicable, and applied to the Life Contingent Annuity, so as to provide substantially equal or increasing withdrawal payments during a fixed period followed by annuity payments for life under the Life Contingent Annuity. The fixed period payments consist of payments described under Transfers at Expiration Date, below. When amounts are applied under the Life Contingent Annuity, Data pages, Part D will be issued.

If you elect the APO Plus, a portion of your Annuity Account Value is allocated by us to serially maturing Guarantee Periods having Expiration Dates in annual sequence and the Modal Payment portion of the Guaranteed Period Account, if applicable, and applied to the Life Contingent Annuity, so as to provide substantially equal withdrawal payments during a fixed period followed by annuity payments for life under the Life Contingent Annuity. Fixed period payments are described under Transfers at Expiration Date, below. The remaining Annuity Account Value is allocated to the Alliance Common Stock Fund or Alliance Equity Index Fund as you select. Any subsequent Contributions will also be allocated to the Alliance Common Stock Fund or Alliance Equity Index Fund and then will be periodically transferred by us to the Guarantee Periods and the Life Contingent Annuity. When amounts are applied under the Life Contingent Annuity, Data pages, Part D will be issued.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): Except as indicated below, if no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

If the Assured Payment Option or APO Plus is in effect, upon the expiration of a Guarantee Period, the Guaranteed Period Amount will be paid to you in full, if annual payments are to be made on an Expiration Date in each calendar year. Otherwise, the Guaranteed Period Amount will be transferred into the Modal Payment portion of the Guaranteed Period Account. You may not transfer these amounts into any other Investment Options. These withdrawals will not be subject to a withdrawal charge.

No. 94ICBMVA                                 Data page 9               (5/97)

[APPLICABLE TO PLAN A]
[GUARANTEED MINIMUM INCOME BENEFIT (SEE ITEM 1 OF MVA ENDORSEMENT): When you elect the Assured Payment Option (described above) during the period of time indicated below, the Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income under such option. The fixed period is based on your age at the time of election. The fixed period is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; and 7 years for ages 78 through 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than your age 60, nor later than age 83 [Applicable to issue ages 20 to 44 - except that for issue ages 20 to 44, it may be exercised following the 15th or later Contract Date anniversary].

On the Transaction Date that you exercise Guaranteed Minimum Income Benefit, your periodic lifetime income that will be provided under the Assured Payment Option will be the greater of (i) your Guaranteed Minimum Income Benefit, and
(ii) the amount of income that would be provided based on your Annuity Account Value in the Investment Funds as of the Transaction Date and our then current annuity purchase factors.

If you have Annuity Account Value in the Guaranteed Period Account under your Certificate as of the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, such Annuity Account Value will also be applied (at current annuity purchase factors) toward providing payments under the Assured Payment Option. Such Annuity Account Value will increase the payments provided by Guaranteed Minimum Income Benefit.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the portion of the initial contribution allocated to the Investment Funds on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (3% for amounts in the Alliance Money Market Fund and Alliance Intermediate Government Securities Fund) on each Contract Date anniversary through age [80][70], and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise Guaranteed Minimum Income Benefit.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The minimum amount of periodic lifetime income to be purchased under the Assured Payment Option is set forth in the "Table of Guaranteed Minimum Income Benefit Income Amounts."

No. 94ICBMVA                                 Data page 10              (5/97)

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit.

      [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
      [If the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries seven and later based on the Contract Date, provided Guaranteed Minimum Income Benefit is exercise as specified above based on the age of the successor Owner/Annuitant.]]

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value in the Guaranteed Period Account and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

No. 94ICBMVA                                 Data page 11              (5/97)

[APPLICABLE TO PLAN A]

          [TABLE OF GUARANTEED MINIMUM INCOME BENEFIT INCOME AMOUNTS
           FOR INITIAL LEVEL ANNUAL INCOME (10 YEAR PERIOD CERTAIN)
                              SINGLE LIFE - [MALE]


                    AGE                   INCOME AMOUNT
                    ---                   -------------

                    [67                    $    899.21
                    68                          976.62
                    69                        1,061.17
                    70                        1,215.45
                    71                        1,319.07
                    72                        1,432.00
                    73                        1,555.07
                    74                        1,689.18
                    75                        1,835.29
                    76                        2,026.01
                    77                        2,240.90
                    78                        2,483.43
                    79                        2,714.14
                    80                        2,967.73]

            Interest Basis:   2.5% on Contract Date anniversaries 7 through 9
                              and 3% on Contract Date anniversaries 10 and
                              later Non-participating
            Mortality:        1983 Individual Annuity Mortality Table "a"
                              for [Male] projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.]

No. 94ICBMVA                                 Data page 12              (5/97)

     ACCUMULATOR - IRA [(baseBUILDER COMBINED GUARANTEED MINIMUM INCOME BENEFIT
                                         AND GUARANTEED MINIMUM DEATH BENEFIT)]


                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      [JOHN DOE]  [Owner must be the Annuitant]

ANNUITANT:  [JOHN DOE]                Age: [60]                 Sex: [Male]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7627

CERTIFICATE NUMBER:              [00000]

   ENDORSEMENTS ATTACHED:     Endorsement Applicable to IRA Certificates
                              Endorsement Applicable to Market Value Adjustment
                                Terms
                              Rider[s] to Endorsement Applicable to Market
                                Value Adjustment Terms
                              Endorsement Applicable to Life Contingent Annuity
                              [Rider to Endorsement Applicable to Life
                                Contingent Annuity]

   ISSUE DATE:                [May 1, 1997]

   CONTRACT DATE:             [May 1, 1997]

ANNUITY COMMENCEMENT DATE:    [August 22, 2027]

         THE MAXIMUM MATURITY AGE IS AGE [90] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows your [90th] birthday.

         However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA
         Certificates).

BENEFICIARY:      [JANE DOE]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if the beneficiary is the spouse at the time of election and time of Owner/Annuitant's death] [JANE DOE]


No. 94ICB                                    Data page 1         (5/97)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                [$10,000.00]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                                                     ALLOCATION (SEE SECTION 3.01)
------------------                                                                     -----------------------------
      [EQ/PUTNAM GROWTH & INCOME FUND
      EQ/PUTNAM INVESTORS GROWTH FUND
      EQ/PUTNAM INTERNATIONAL EQUITY FUND
      MFS RESEARCH FUND
      MFS EMERGING GROWTH COMPANIES FUND
      MERRILL LYNCH BASIC VALUE EQUITY FUND
      MERRILL LYNCH WORLD STRATEGY FUND
      ALLIANCE MONEY MARKET FUND
      ALLIANCE HIGH YIELD FUND
      ALLIANCE COMMON STOCK FUND                                                                    $10,000.00
      ALLIANCE AGGRESSIVE STOCK FUND
      ALLIANCE SMALL CAP GROWTH FUND
      GUARANTEE PERIODS (CLASS I)
       EXPIRATION DATE AND GUARANTEED RATE
       FEBRUARY 15, 1998
       FEBRUARY 15, 1999 FEBRUARY 15, 2000 FEBRUARY 15, 2001 FEBRUARY 15, 2002
       FEBRUARY 15, 2003 FEBRUARY 15, 2004 FEBRUARY 15, 2005 FEBRUARY 15, 2006
       FEBRUARY 15, 2007]
                                                                                      ---------------------------
                                                                                      TOTAL:         [$10,000.00]

Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):   Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):     Not available under this
                                                    Certificate


No. 94ICB                                    Data page  2         (5/97)

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you have elected Principal Assurance, then a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $5,000 in the form of either a rollover Contribution or a direct custodian-to-custodian transfer from other individual retirement arrangements. Subsequent Contributions may be made in an amount of at least $1,000. Subsequent Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contributions or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. "Regular" IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer Contributions may be made until you attain age 79. However, any amount contributed after you attain age 70 1/2 must be net of your minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 2 Annuity Commencement Date in Endorsement Applicable to IRA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year.


No. 94ICB                                    Data page 3         (5/97)

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The Annuity Account Value, or, if greater, the Guaranteed Minimum Death Benefit defined below.

         Guaranteed Minimum Death Benefit
         [APPLICABLE TO RESIDENTS IN ALL STATES EXCEPT NEW YORK]
              [6% to Age 80 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals.]

              [Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80 to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit through the Annuitant's age 80, and is adjusted for any subsequent contributions and withdrawals.]

No. 94ICB                                    Data page 4         (5/97)

         [APPLICABLE TO NEW YORK RESIDENTS ONLY]
         [On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80 to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

         Upon your death, the Guaranteed Minimum Death Benefit will be reset to the Annuity Account Value in the Investment funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period, if greater than the Guaranteed Minimum Death Benefit determined above.]

         [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
         [On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the current Guaranteed Minimum Death Benefit and the current Annuity Account Value in the Investment Funds. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we can use the age (as of the Processing Date) of the successor Owner/Annuitant.]

         [IF 6% TO AGE 80 ROLL UP GUARANTEED MINIMUM DEATH BENEFIT OR GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED - Withdrawals greater than 6% of the Annuity Account Value] [IF ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT IS ELECTED - Any withdrawal] will cause a reduction in the Guaranteed Minimum Death Benefit on a pro rata basis.

         Withdrawals of 6% or less will cause a dollar-for-dollar reduction in the Guaranteed Minimum Death Benefit [and Guaranteed Minimum Income Benefit Base].]

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.



No. 94ICB                                    Data page 5         (5/97)

[IF GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]
[GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply your Annuity Account Value in the Investment Funds during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) Certificate. The Income Manager (Life Annuity with a Period Certain) provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for Annuitant ages 60 through 75; 9 years for Annuitant age 76; 8 years for Annuitant age 77; and 7 years for Annuitant ages 78 through 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83 [Applicable to Annuitant issue ages 20 to 44 - except that for Annuitant's issue ages 20 to 44, it may be exercised following the 15th or later Contract Date anniversary].

On the Transaction Date that you exercise Guaranteed Minimum Income Benefit, your periodic lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided based on your Annuity Account Value in the Investment Funds as of the Transaction Date and our then current annuity purchase factors.

If you have Annuity Account Value in the Guaranteed Period Account under your Accumulator Certificate as of the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, such Annuity Account Value will also be applied (at current annuity purchase factors) towards the purchase of payments under the Income Manager (Life Annuity with a Period Certain). Such Annuity Account Value will increase the payments provided by Guaranteed Minimum Income Benefit.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Income benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise Guaranteed Minimum Income Benefit.


No. 94ICB                                    Data page 6         (5/97)

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The minimum amount of periodic lifetime income to be purchased under the Income Manager is set forth in the "Table of Guaranteed Minimum Income Benefit Amounts."

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating Guaranteed Minimum Income Benefit.

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit.

     [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
     [If the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries seven and later based on the Contract Date, provided Guaranteed Minimum Income Benefit is exercise as specified above based on the age of the successor Owner/Annuitant.]]

WITHDRAWAL CHARGE (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                 Current and Maximum
                                                    Percentage of
             Contract Year                          Contributions
             -------------                          -------------
                   1                                   7.00%
                   2                                   6.00%
                   3                                   5.00%
                   4                                   4.00%
                   5                                   3.00%
                   6                                   2.00%
                   7                                   1.00%
              8 and later                              0.00%


No. 94ICB                                    Data page 7         (5/97)

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Lump Sum Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         [APPLICABLE TO GUARANTEED MINIMUM INCOME BENEFIT]
         [(a) baseBUILDER Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For the combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit Base in effect on such Processing Date. 0.30% is the maximum we will charge.]

         [(b)] Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge[s] will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge[s] will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.


No. 94ICB                                    Data page 8         (5/97)

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                  Current and Maximum       Annual rate of 1.10% (equivalent
                                            to a daily rate of 0.003032%).

Administration Charge:
                  Current and Maximum Annual rate of 0.25% (equivalent to a daily rate of 0.000692%). We reserve the right to increase this charge to an annual rate of 0.35%.


No. 94ICB                                    Data page 9         (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): Except as indicated below, if you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): Except as indicated below, if no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.


No. 94ICBMVA                                    Data page 10         (5/97)

[IF GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]

          [TABLE OF GUARANTEED MINIMUM INCOME BENEFIT INCOME AMOUNTS
           FOR INITIAL LEVEL ANNUAL INCOME (10 YEAR PERIOD CERTAIN)
                             SINGLE LIFE - [MALE]


               AGE                                   INCOME AMOUNT
               ---                                   -------------
               [67                                    $  899.21
               68                                        976.62
               69                                      1,061.17
               70                                      1,215.45
               71                                      1,319.07
               72                                      1,432.00
               73                                      1,555.07
               74                                      1,689.18
               75                                      1,835.29
               76                                      2,026.01
               77                                      2,240.90
               78                                      2,483.43
               79                                      2,714.14
               80                                      2,967.73]

   Interest Basis:           2.5% on Contract Date anniversaries 7 through 9
                             and 3% on Contract Date anniversaries 10 and later Non-participating

   Mortality:                1983 Individual Annuity Mortality Table "a" for
                             [Male] projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.]



No. 94ICB                                    Data page 11         (5/97)

      ACCUMULATOR - NQ [(baseBUILDER COMBINED GUARANTEED MINIMUM INCOME BENEFIT
                                         AND GUARANTEED MINIMUM DEATH BENEFIT)]

                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      [JOHN DOE]

ANNUITANT:  [JOHN DOE]            Age: [60]        Sex: [Male]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:                 [00000]

         ENDORSEMENTS ATTACHED:  [Minimum Income Benefit Endorsement]
                                 Endorsement Applicable to Non-Qualified
                                   Certificates
                                 Endorsement Applicable to Market Value
                                   Adjustment Terms
                                 Rider to Endorsement Applicable to Market
                                   Value Adjustment Terms

         ISSUE DATE:             [May 1, 1997]

         CONTRACT DATE:          [May 1, 1997]

ANNUITY COMMENCEMENT DATE:       [August 22, 2027]

         THE MAXIMUM MATURITY AGE IS AGE [90] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's [90th] birthday.

BENEFICIARY:      [JANE DOE]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if the Owner and Annuitant are the same person and the spouse is the beneficiary at the time of election and time of Owner/Annuitant's
                            death]   [JANE DOE]

No. 94ICB                                     Data page 1               (5/97)

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):               [$10,000.00]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.


INVESTMENT OPTIONS                                                                ALLOCATION (SEE SECTION 3.01)
------------------                                                                -----------------------------
      [EQ/PUTNAM GROWTH & INCOME FUND
      EQ/PUTNAM INVESTORS GROWTH FUND
      EQ/PUTNAM INTERNATIONAL EQUITY FUND
      MFS RESEARCH FUND
      MFS EMERGING GROWTH COMPANIES FUND
      MERRILL LYNCH BASIC VALUE EQUITY FUND
      MERRILL LYNCH WORLD STRATEGY FUND
      ALLIANCE MONEY MARKET FUND
      ALLIANCE HIGH YIELD FUND
      ALLIANCE COMMON STOCK FUND                                                                $10,000.00
      ALLIANCE AGGRESSIVE STOCK FUND
      ALLIANCE SMALL CAP GROWTH FUND
      GUARANTEE PERIODS (CLASS I)
       EXPIRATION DATE AND GUARANTEED RATE
       FEBRUARY 15, 1998
       FEBRUARY 15, 1999 FEBRUARY 15, 2000 FEBRUARY 15, 2001 FEBRUARY 15, 2002
       FEBRUARY 15, 2003 FEBRUARY 15, 2004 FEBRUARY 15, 2005 FEBRUARY 15, 2006
       FEBRUARY 15, 2007]
                                                                                  ---------------------------
                                                                                  TOTAL:         [$10,000.00]

Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):    Not available under this
                                                   Certificate


No. 94ICB                                     Data page 2               (5/97)

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

If you have elected Principal Assurance then a portion of your initial Contribution is allocated by us to a Guarantee Period you have selected. The remaining portion of your initial Contribution is allocated to the Investment Funds according to your instructions. Any subsequent Contributions will be allocated according to your instructions. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $5,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 84. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.


No. 94ICB                                     Data page 3               (5/97)

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The Annuity Account Value, or, if greater, the Guaranteed Minimum Death Benefit defined below.

         Guaranteed Minimum Death Benefit
         [APPLICABLE TO RESIDENTS IN ALL STATES EXCEPT NEW YORK]
              [6% to Age 80 Roll Up - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals.]

              [Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80 to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit through the Annuitant's age 80, and is adjusted for any subsequent contributions and withdrawals.]
         [APPLICABLE TO NEW YORK RESIDENTS ONLY]
         [On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80 to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions and withdrawals.

         Upon your death, the Guaranteed Minimum Death Benefit will be reset to the Annuity Account Value in the Investment funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period, if greater than the Guaranteed Minimum Death Benefit determined above.]

No. 94ICB                                     Data page 4               (5/97)

         [IF A SUCCESSOR OWNER/ANNUITANT IS ELECTED]
         [On the Processing Date following your death, if the successor Owner/Annuitant election is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the current Guaranteed Minimum Death Benefit and the current Annuity Account Value in the Investment Funds. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we can use the age (as of the Processing Date) of the successor Owner/Annuitant.]

         [IF 6% TO AGE 80 ROLL UP GUARANTEED MINIMUM DEATH BENEFIT OR GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED - Withdrawals greater than 6% of the Annuity Account Value] [IF ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT IS ELECTED - Any withdrawal] will cause a reduction in the Guaranteed Minimum Death Benefit on a pro rata basis.

         Withdrawals of 6% or less will cause a dollar-for-dollar reduction in the Guaranteed Minimum Death Benefit [and Guaranteed Minimum Income Benefit Base].]

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

[IF GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]
[GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply your Annuity Account Value in the Investment Funds during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) Certificate. The Income Manager (Life Annuity with a Period Certain) provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for Annuitant ages 60 through 80; 9 years for Annuitant age 81; 8 years for Annuitant age 82; and 7 years for Annuitant age 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83 [Applicable to Annuitant issue ages 20 to 44 - except that for Annuitant's issue ages 20 to 44, it may be exercised following the 15th or later Contract Date anniversary].


No. 94ICB                                     Data page 5               (5/97)

On the Transaction Date that you exercise Guaranteed Minimum Income Benefit, your periodic lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided based on your Annuity Account Value in the Investment Funds as of the Transaction Date and our then current annuity purchase factors.

If you have Annuity Account Value in the Guaranteed Period Account under your Accumulator Certificate as of the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, such Annuity Account Value will also be applied (at current annuity purchase factors) towards the purchase of payments under the Income Manager (Life Annuity with a Period Certain). Such Annuity Account Value will increase the payments provided by Guaranteed Minimum Income Benefit.

Guaranteed Minimum Income Benefit Base - The Guaranteed Minimum Income Benefit Base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit Base is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Income Benefit Base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise Guaranteed Minimum Income Benefit.

Your Guaranteed Minimum Income Benefit Base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The minimum amount of periodic lifetime income to be purchased under the Income Manager is set forth in the "Table of Guaranteed Minimum Income Benefit Amounts."

Your Guaranteed Minimum Income Benefit Base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating Guaranteed Minimum Income Benefit.


No. 94ICB                                     Data page 6               (5/97)

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                   Current and Maximum
                                                      Percentage of
              Contract Year                           Contributions
              -------------                           -------------
                     1                                   7.00%
                     2                                   6.00%
                     3                                   5.00%
                     4                                   4.00%
                     5                                   3.00%
                     6                                   2.00%
                     7                                   1.00%
                8 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.


No. 94ICB                                     Data page 7               (5/97)

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

             [APPLICABLE TO GUARANTEED MINIMUM INCOME BENEFIT]
             [(a) baseBUILDER Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For the combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit Base in effect on such Processing Date. 0.30% is the maximum we will charge.]

             [(b)] Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge[s] will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge[s] will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                  Current and Maximum      Annual rate of 1.10% (equivalent to
                                           a daily rate of 0.003032%).

Administration Charge:
                  Current and Maximum Annual rate of 0.25% (equivalent to a daily rate of 0.000692%). We reserve the right to increase this charge to an annual rate of 0.35%.


No. 94ICB                                     Data page 8               (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF THE MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.


No. 94ICBMVA                               Data page 9               (5/97)

[IF GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]

              [TABLE OF GUARANTEED MINIMUM INCOME BENEFIT AMOUNTS
           FOR INITIAL LEVEL ANNUAL INCOME (10 YEAR PERIOD CERTAIN)
                             SINGLE LIFE - [MALE]

               AGE                                      AMOUNT

               [67                                  $    899.21
               68                                        976.62
               69                                      1,061.17
               70                                      1,215.45
               71                                      1,319.07
               72                                      1,432.00
               73                                      1,555.07
               74                                      1,689.18
               75                                      1,835.29
               76                                      1,994.44
               77                                      2,167.75
               78                                      2,356.45
               79                                      2,561.89
               80                                      2,785.58]

   Interest Basis:           2.5% on Contract Date anniversaries 7 through 9
                             and 3% on Contract Date anniversaries 10 and later
                             Non-participating
   Mortality:                1983 Individual Annuity Mortality Table "a" for
                             [Male] projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.]





No. 94ICB                                  Data page 10              (5/97)

                                           INCOME MANAGER [(IRA)] OR [(NQ)]
                              (LIFE WITH A PERIOD CERTAIN) - LEVEL PAYMENTS

                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:   [JOHN DOE]  [Owner must be Annuitant]

ANNUITANT:        [JOHN DOE]       Age:  [70]                 Sex:  [Male]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [7625] [7627]

CERTIFICATE NUMBER:                 [00000]

         ENDORSEMENTS ATTACHED:           [Endorsement Applicable to IRA
                                           Certificates]
                                          [Endorsement Applicable to
                                           Non-Qualified Certificates]
                                          Endorsement Applicable to Market
                                           Value Adjustment
                                          Terms
                                          Rider to Endorsement Applicable to
                                           Market Value Adjustment Terms
                                          Endorsement Applicable to Life
                                           Contingent Annuity

         ISSUE DATE:                      [May 1, 1997]

         CONTRACT DATE:                   [May 1, 1997]

ANNUITY COMMENCEMENT DATE:                [June 15, 1997].
                                           This date may not be changed.

INITIAL [MONTHLY] PAYMENT:                [$657.91]

MAXIMUM MATURITY AGE (SEE SECTION 7.03):  Not applicable

BENEFICIARY:      [JANE DOE]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if the beneficiary is the spouse at the time of election and time of Owner/Annuitant's death] [JANE DOE]



No. 94ICB                                   Data page 1              (5/97)

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                [$100,000.00]

     Amount allocated to Guaranteed Period Account:               [$85,014.33]
     Amount applied to Life Contingent Annuity:                   [$14,985.67]

ALLOCATION OF AMOUNTS TO GUARANTEED PERIOD ACCOUNT:

                                                           GUARANTEED                     AMOUNT
                                                              RATE                       ALLOCATED
                                                              ----                       ---------
 o    [INITIAL MODAL PAYMENT PORTION                         3.50%                       $3,922.56
 o    GUARANTEE PERIODS (CLASS I)
                  EXPIRATION DATE
                  ---------------
                  FEBRUARY 15, 1998                          4.00%                       $7,607.58
                  FEBRUARY 15, 1999                          4.10%                        7,300.65
                  FEBRUARY 15, 2000                          4.20%                        6,992.67
                  FEBRUARY 15, 2001                          4.30%                        6,684.15
                  FEBRUARY 15, 2002                          4.40%                        6,377.62
                  FEBRUARY 15, 2003                          4.50%                        6,073.60
                  FEBRUARY 15, 2004                          4.60%                        5,773.03
                  FEBRUARY 15, 2005                          4.70%                        5,476.27
                  FEBRUARY 15, 2006                          4.80%                        5,185.41
                  FEBRUARY 15, 2007                          4.90%                        4,900.74
                  FEBRUARY 15, 2008                          5.00%                        4,622.91
                  FEBRUARY 15, 2009                          5.10%                        4,352.03
                  FEBRUARY 15, 2010                          5.20%                        4,089.74
                  FEBRUARY 15, 2011                          5.30%                        3,836.04
                  FEBRUARY 15, 2012                          5.40%                        1,819.34]
                                                                                       ------------
                                                                  SUB-TOTAL:           [$85,014.33]

The Modal Payment portion and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

After the period certain, payments continue for life under the Life Contingent Annuity with level [monthly] payments of [$657.91] beginning on [June 15, 2012] and on the [15th] of each [month] thereafter. (See Data pages, Part D)

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):  Not available under this
  Certificate

SEPARATE ACCOUNT (SEE SECTION 2.02, 2.03 AND 2.05):  Not applicable

No. 94ICB                                  Data page 2                 (5/97)

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

INVESTMENT OPTIONS (SEE SECTION 1.16): "Investment Option" also means the Modal Payment portion of the Guaranteed Period Account. This is the portion of the Guaranteed Period Account from which payments, other than payments due on an Expiration Date, are made. See Data pages, Part C.

PROCESSING DATES (SEE SECTION 1.20):  Not applicable

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): The only Investment Options available under this Certificate are the Guarantee Periods and the Modal Payment portion of the Guaranteed Period Account. (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Contributions are allocated by us to the Guaranteed Period Account and the Life Contingent Annuity. (See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): [Applicable to IRA Certificates] [We will only accept initial Contributions of at least [$10,000] in the form of either a rollover Contribution or a direct custodian-to-custodian transfer from other individual retirement arrangements. Subsequent Contributions may be made in an amount of at least [$1,000]. Subsequent Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contributions or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. "Regular" IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter.]

[Applicable to NQ Certificates]
[Initial Contribution minimum: [$10,000].  Subsequent Contribution minimum:
[$1,000].]

Subsequent Contributions can be made at any time prior to [15] days before the Annuity Commencement Date. However, subsequent Contributions are not permitted after you attain age 78 except for Contributions made within the first Contract Year. If your Income Manager resulted from application of proceeds from any other annuity contract\certificate we have issued, no subsequent Contributions are permitted. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than [$1,500,000]. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity distribution certificates/contracts that you own would then total more than [$2,500,000].

TRANSFER RULES (SEE SECTION 4.02):  You may not make transfer requests.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): (See Data pages, Part C; Withdrawals)

No. 94ICB                                 Data page 3                (5/97)

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): After the first Contract Year, you may take one Lump Sum Withdrawal during a Contract Year at any time during such Contract Year.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a Lump Sum Withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):  (See Data pages, Part C)

ANNUITY BENEFIT (SEE SECTION 7.01): Annuity benefit payments will be made [monthly] as described under Benefit Payment Selected, below.

BENEFIT PAYMENT SELECTED (SEE SECTION 7.02): Income Manager (Life Annuity with a Period Certain) pursuant to Section 7.02 (iii), with level payments. The Income Manager consists of payment of Guaranteed Period Amounts upon expiration of each Guarantee Period in installments as described in Data pages, Part C for a period certain of [15] years and annuity benefits under the Endorsement Applicable to Life Contingent Annuity as described in Data pages, Part D. Payments during the period certain to be made on dates other than February 15th of each calendar year are made from amounts transferred or allocated to the Modal Payment portion of the Guaranteed Period Account. Amounts may not be applied under any other Annuity Benefit.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  [Life Annuity 10 Year Period
Certain]

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):  [6% per year]

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06):  [$2,000]

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the portion of each Contribution allocated to the Guaranteed Period Account, when a Lump Sum Withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01, or if the Certificate is surrendered to receive the Cash Value. The withdrawal charge is determined in accordance with the table below.

No. 94ICB                                 Data page 4                   (5/97)

                                                                  Current and Maximum
                                                                     Percentage of
                             Contract Year                           Contributions
                             -------------                        --------------------
                                     [1                                 7.00%
                                      2                                 6.00%
                                      3                                 5.00%
                                      4                                 4.00%
                                      5                                 3.00%
                                      6                                 2.00%
                                      7                                 1.00%
                                 8 and later                            0.00%]

The applicable withdrawal charge percentage is determined by the Contract Year in which the Lump Sum Withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Guaranteed Period Account in proportion to the amount being withdrawn from each Guarantee Period and the Modal Payment portion of the Guaranteed Period Account.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01):  Not applicable

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Premium Taxes: A charge for any applicable premium tax will be deducted no later than the Annuity Commencement Date.

TRANSFER CHARGE (SEE SECTION 8.03):  Not applicable

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):  Not applicable

SURRENDERING THE CERTIFICATE: You may surrender the Certificate for its Cash Value at any time, and thereafter receive the lifetime income provided under the Endorsement Applicable to Life Contingent Annuity. Once your Certificate has been surrendered, it will be returned to you with a notation that the Life Contingent Annuity is still in effect. (See Data pages, Part D; Change in Initial Benefit Payment Date)

No. 94ICB                                   Data page 5               (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): The entire amount of the initial Contribution after applicable charges, must be allocated to Guarantee Periods having Expiration Dates in annual sequence, and the Modal Payment portion of the Guaranteed Period Account, if applicable, and also applied to the Life Contingent Annuity (see Data pages, Part D), so as to provide level [monthly] payments for life, with a period certain consisting of payments as described under Payments at Expiration Date below. Any subsequent Contributions will be allocated by us to the Guarantee Periods and the Life Contingent Annuity.

MODAL PAYMENT PORTION OF THE GUARANTEED PERIOD ACCOUNT: Each amount we allocate to the Modal Payment portion of the Guaranteed Period Account for payments to be made prior to the Expiration Date of the earliest Guarantee Period we then offer, accumulates interest beginning on the date such amounts are allocated at the interest rate specified in Data pages, Part B. Interest will be credited daily. Such rate will not be less than 3%.

Each amount transferred to the Modal Payment portion of the Guaranteed Period Account from an expired Guarantee Period will be credited with interest at a rate equal to the Guaranteed Rate applicable to the expired Guarantee Period, beginning on the Expiration Date of such Guarantee Period. See Payments at Expiration Date, below.

WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals will be taken from the Modal Payment portion of the Guaranteed Period Account and all remaining Guarantee Periods to which your Annuity Account Value is allocated such that the amount of the [monthly] payments and the length of the period certain will be reduced and the Initial Benefit Payment Date for the Life Contingent Annuity (see Data pages, Part D) will be accelerated. Additional amounts above the amount of the requested withdrawal may be withdrawn from the Guaranteed Period Account and applied to the Life Contingent Annuity to the extent necessary to achieve this result. As a result, the same pattern of payments will continue in reduced amounts for your life, and if applicable, the life of your joint Annuitant. See Endorsement Applicable to Life Contingent Annuity.

PAYMENTS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): Upon the expiration of a Guarantee Period, the Guaranteed Period Amount will be paid to you in full, if annual payments are to be made on February 15th of each calendar year. Otherwise, the Guaranteed Period Amount (less one Modal Payment if due on that date) will be transferred into the Modal Payment portion of the Guaranteed Period Account. You may not transfer these amounts into any other Guarantee Periods or apply such amounts under any other Annuity Benefit.

These payments are not deemed to be withdrawals and are therefore not subject to withdrawal charges.

No. 94ICBMVA                                   Data page 6           (5/97)

MARKET VALUE ADJUSTMENT (MVA) ON WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT):
The MVA (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period prior to the Expiration Date will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal from the Guarantee Period by, (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal. There will be no MVA resulting from a withdrawal of amounts in the Modal Payment portion of the Guaranteed Period Account.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is [0.00%]. For purposes of calculating the MVA only, we reserve the right to add up to [0.25%] to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): Prior to the Annuity Commencement Date, the death benefit amount is equal to the larger of (a) the Annuity Account Value and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period and any amounts in the Modal Payment portion of the Guaranteed Period Account.

If you die after the Annuity Commencement Date, payments will continue to be made to the designated beneficiary on the same basis that was in effect prior to the death. At the beneficiary's option, payments may be discontinued and paid in a single sum. If the single sum is elected within one year of death, the single sum will be equal to the larger of (a) the Annuity Account Value and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period and any amounts in the Modal Payment portion of the Guaranteed Period Account. After the one year period the beneficiary may surrender the Certificate and receive the Cash Value.

No. 94ICBMVA                                  Data page 7                (5/97)

PART D -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO LIFE CONTINGENT ANNUITY (LCA ENDORSEMENT).

ISSUE DATE FOR DATA PAGES, PART D:  [May 1, 1997]

INITIAL PURCHASE PAYMENT (SEE ITEM 2 OF LCA ENDORSEMENT):     [$14,985.67]

         SUBSEQUENT PURCHASE PAYMENTS: Subsequent purchase payments may be made up until [15] days before the Annuity Commencement Date under the Certificate. However, subsequent purchase payments are not permitted after you attain age 78 except for purchase payments made within the first Contract Year. (See Data pages, Part B). Thereafter, subsequent purchase payments may only be applied as provided in Withdrawals in Data pages, Part C.

PURCHASE PAYMENT RULES (SEE ITEM 2 OF LCA ENDORSEMENT): The amount applied is determined by us in accordance with the Allocation Restrictions in Data pages, Part C.

If the Certificate to which the LCA Endorsement is attached is surrendered to receive the Cash Value, thereafter, no subsequent purchase payments may be applied under the LCA Endorsement (See Data pages, Part B; Surrendering the Certificate)

         MINIMUM PURCHASE PAYMENT:  Not applicable

         FREQUENCY:  Not applicable

CHARGES DEDUCTED FROM PURCHASE PAYMENTS (SEE ITEM 2 OF LCA ENDORSEMENT): Any applicable charge for premium tax.

ANNUITY BENEFIT PAYEE (SEE ITEM 3 OF LCA ENDORSEMENT):   [JOHN DOE]
                                                         [Must be Owner]

INITIAL BENEFIT PAYMENT DATE (SEE ITEM 3 OF LCA ENDORSEMENT):  [June 15, 2012]

ANNUITY BENEFIT FORM (SEE ITEM 3 OF LCA ENDORSEMENT):            [Single Life]

FREQUENCY OF ANNUITY BENEFIT PAYMENTS (SEE ITEM 3 OF LCA ENDORSEMENT):
[Monthly] on the 15th of each month.

MINIMUM BENEFIT PAYMENT RULES (SEE ITEM 3 OF LCA ENDORSEMENT):  Not applicable

No. 94ICBLCA                                 Data page 8                (5/97)

ANNUITY BENEFIT PURCHASED BY INITIAL PURCHASE PAYMENT:              [$657.91]

GUARANTEED ANNUITY PURCHASE RATES (SEE ITEM 4 OF LCA ENDORSEMENT): Not applicable

CHANGE IN INITIAL BENEFIT PAYMENT DATE (SEE ITEM 5 OF LCA ENDORSEMENT): This date will be accelerated if a Lump Sum Withdrawal is taken as described under Withdrawals in Data pages, Part C.

If you surrender the Certificate to which the LCA Endorsement is attached to receive the Cash Value, the Initial Benefit Payment Date under the Life Contingent Annuity will be accelerated to the date when the next payment was to be received under the period certain. Payments under the Life Contingent Annuity will then be made in reduced amounts.


N. 94ICBLCA                                   Data page 9               (5/97)

                             INCOME MANAGER (NQ) (LIFE WITH A PERIOD CERTAIN)
                                                        - INCREASING PAYMENTS

                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:   [JOHN DOE]

ANNUITANT:        [JOHN DOE]                Age:  [70]        Sex:  [Male]
                                            [Owner must be Annuitant]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 7625

CERTIFICATE NUMBER:                 [00000]

         ENDORSEMENTS ATTACHED:           Endorsement Applicable to
                                           Non-Qualified Certificates
                                          Endorsement Applicable to Market
                                           Value Adjustment
                                          Terms
                                          Rider to Endorsement Applicable to
                                           Market Value Adjustment Terms
                                          Endorsement Applicable to Life
                                           Contingent Annuity

         ISSUE DATE:                      [May 1, 1997]
         CONTRACT DATE:                   [May 1, 1997]

ANNUITY COMMENCEMENT DATE: [June 1, 1997].  This date may not be changed.

INITIAL [MONTHLY] PAYMENT:                [$515.30]

MAXIMUM MATURITY AGE (SEE SECTION 7.03):  Not applicable

BENEFICIARY:      [JANE DOE]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if the beneficiary is the spouse at the time of election and time of Owner/
                             Annuitant's death]  [JANE DOE]



No. 94ICB                                           Data page 1        (5/97)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):            [$100,000.00]

     Amount allocated to Guaranteed Period Account:           [$79,007.04]
     Amount applied to Life Contingent Annuity:               [$20,992.96]

ALLOCATION OF AMOUNTS TO GUARANTEED PERIOD ACCOUNT:


                                                           GUARANTEED                     AMOUNT
                                                              RATE                       ALLOCATED
                                                              ----                       ---------
      [INITIAL MODAL PAYMENT PORTION                         3.50%                       $3,075.51
          GUARANTEE PERIODS (CLASS I)
                  EXPIRATION DATE
                  FEBRUARY 15, 1998                          4.00%                       $5,964.76
                  FEBRUARY 15, 1999                          4.10%                        5,724.11
                  FEBRUARY 15, 2000                          4.20%                        5,753.94
                  FEBRUARY 15, 2001                          4.30%                        5,764.82
                  FEBRUARY 15, 2002                          4.40%                        5,500.45
                  FEBRUARY 15, 2003                          4.50%                        5,497.26
                  FEBRUARY 15, 2004                          4.60%                        5,476.92
                  FEBRUARY 15, 2005                          4.70%                        5,195.38
                  FEBRUARY 15, 2006                          4.80%                        5,162.52
                  FEBRUARY 15, 2007                          4.90%                        5,114.30
                  FEBRUARY 15, 2008                          5.00%                        4,824.36
                  FEBRUARY 15, 2009                          5.10%                        4,765.93
                  FEBRUARY 15, 2010                          5.20%                        4,694.76
                  FEBRUARY 15, 2011                          5.30%                        4,403.53
                  FEBRUARY 15, 2012                          5.40%                        2,088.49
                                                                                       ------------
                                                                  SUB-TOTAL:           [$79,007.04]

The Modal Payment portion and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

                  PERIOD CERTAIN SCHEDULE OF MONTHLY PAYMENTS
                         [JUNE 15TH THROUGH MAY 15TH]
                            OF THE YEARS INDICATED:
                            ----------------------
                         [1997 - 2000        $515.30
                          2000 - 2003        $567.08
                          2003 - 2006        $624.04
                          2006 - 2009        $686.69
                          2009 - 2012        $755.61]

After the period certain, payments continue for life under the Life Contingent Annuity with an initial [monthly] payment of [$831.42] on [June 15, 2012] increasing annually thereafter as described in Data pages, Part D. In no event will the increase be greater than 3% in any year nor less than 0%.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate

SEPARATE ACCOUNT (SEE SECTION 2.02, 2.03 AND 2.05):  Not applicable



No. 94ICB                                       Data page 2          (5/97)

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

INVESTMENT OPTIONS (SEE SECTION 1.16): "Investment Option" also means the Modal Payment portion of the Guaranteed Period Account. This is the portion of the Guaranteed Period Account from which payments, other than payments due on an Expiration Date, are made. See Data pages, Part C.

PROCESSING DATES (SEE SECTION 1.20):  Not applicable

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): The only Investment Options available under this Certificate are the Guarantee Periods and the Modal Payment portion of the Guaranteed Period Account. (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Contributions are allocated by us to the Guaranteed Period Account and the Life Contingent Annuity.
(See Data pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum:
[$10,000]. Subsequent Contribution minimum: [$1,000]. Subsequent Contributions can be made at any time prior to [15] days before the Annuity Commencement Date. However, subsequent Contributions are not permitted after you attain age 78 except for Contributions made within the first Contract Year. If your Income Manager resulted from application of proceeds from any other annuity contract\certificate we have issued, no subsequent Contributions are permitted. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than [$1,500,000]. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity distribution certificates/contracts that you own would then total more than [$2,500,000].

TRANSFER RULES (SEE SECTION 4.02):  You may not make transfer requests.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): (See Data pages, Part C; Withdrawals)

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): After the first Contract Year, you may take one Lump Sum Withdrawal during a Contract Year at any time during such Contract Year.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a Lump Sum Withdrawal must be for either (a) [90%] or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).



No. 94ICB                                         Data page 3          (5/97)

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):  (See Data pages, Part C)

ANNUITY BENEFIT (SEE SECTION 7.01): Annuity benefit payments will be made [monthly] as described under Benefit Payment Selected, below.

BENEFIT PAYMENT SELECTED (SEE SECTION 7.02): Income Manager (Life Annuity with a Period Certain) pursuant to Section 7.02 (iii), with payments increasing by 10% every three years during the period certain. The first payment after the period certain will be 10% greater than the final payment under the period certain. Thereafter, such payments will increase annually (see Data pages, Part D). The Income Manager consists of payment of Guaranteed Period Amounts upon expiration of each Guarantee Period in installments as described in Data pages, Part C for a period certain of [15] years and annuity benefits under the Endorsement Applicable to Life Contingent Annuity as described in Data pages, Part D. Payments during the period certain to be made on dates other than February 15th of each calendar year are made from amounts transferred or allocated to the Modal Payment portion of the Guaranteed Period Account. Amounts may not be applied under any other Annuity Benefit.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  [Life Annuity 10 Year Period
Certain]

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):  [6% per year]

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06):  [$2,000]

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the portion of each Contribution allocated to the Guaranteed Period Account, when a Lump Sum Withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01, or if the Certificate is surrendered to receive the Cash Value. The withdrawal charge is determined in accordance with the table below.

No. 94ICB                               Data page 4                (5/97)

                                                                  Current and Maximum
                                                                     Percentage of
                             Contract Year                           Contributions
                             -------------                        -------------------
                                     [1                                 7.00%
                                      2                                 6.00%
                                      3                                 5.00%
                                      4                                 4.00%
                                      5                                 3.00%
                                      6                                 2.00%
                                      7                                 1.00%
                                 8 and later                            0.00%]

The applicable withdrawal charge percentage is determined by the Contract Year in which the Lump Sum Withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Guaranteed Period Account in proportion to the amount being withdrawn from each Guarantee Period and the Modal Payment portion of the Guaranteed Period Account.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): [10%] of the Annuity Account Value at the beginning of the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Premium Taxes: A charge for any applicable premium tax will be deducted no later than the Annuity Commencement Date.

TRANSFER CHARGE (SEE SECTION 8.03):  Not applicable

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):  Not applicable

No. 94ICB                                   Data page 5              (5/97)

SURRENDERING THE CERTIFICATE: You may surrender the Certificate for its Cash Value at any time, and thereafter receive the lifetime income provided under the Endorsement Applicable to Life Contingent Annuity. Once your Certificate has been surrendered, it will be returned to you with a notation that the Life Contingent Annuity is still in effect. (See Data pages, Part D; Change in Initial Benefit Payment Date)





No. 94ICB                                Data page 6                   (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): The entire amount of the initial Contribution after applicable charges, must be allocated to Guarantee Periods having Expiration Dates in annual sequence, and the Modal Payment portion of the Guaranteed Period Account, if applicable, and also applied to the Life Contingent Annuity (see Data pages, Part D), so as to provide increasing [monthly] payments for life, with a period certain consisting of payments as described under Payments at Expiration Date below. Any subsequent Contributions will be allocated by us to the Guarantee Periods and the Life Contingent Annuity.

MODAL PAYMENT PORTION OF THE GUARANTEED PERIOD ACCOUNT: Each amount we allocate to the Modal Payment portion of the Guaranteed Period Account for payments to be made prior to the Expiration Date of the earliest Guarantee Period we then offer, accumulates interest beginning on the date such amounts are allocated at the interest rate specified in Data pages, Part B. Interest will be credited daily. Such rate will not be less than 3%.

Each amount transferred to the Modal Payment portion of the Guaranteed Period Account from an expired Guarantee Period will be credited with interest at a rate equal to the Guaranteed Rate applicable to the expired Guarantee Period, beginning on the Expiration Date of such Guarantee Period. See Payments at Expiration Date, below.

WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals will be taken from the Modal Payment portion of the Guaranteed Period Account and all remaining Guarantee Periods to which your Annuity Account Value is allocated such that the amount of the [monthly] payments and the length of the period certain will be reduced and the Initial Benefit Payment Date for the Life Contingent Annuity (see Data pages, Part D) will be accelerated. Additional amounts above the amount of the requested withdrawal may be withdrawn from the Guaranteed Period Account and applied to the Life Contingent Annuity to the extent necessary to achieve this result. As a result, the same pattern of payments will continue in reduced amounts for your life, and if applicable, the life of your joint Annuitant. The first reduction in your payments will take place no later than the date of the next planned increase. See Endorsement Applicable to Life Contingent Annuity.

PAYMENTS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): Upon the expiration of a Guarantee Period, the Guaranteed Period Amount will be paid to you in full, if annual payments are to be made on February 15th of each calendar year. Otherwise, the Guaranteed Period Amount (less one Modal Payment if due on that date) will be transferred into the Modal Payment portion of the Guaranteed Period Account. You may not transfer these amounts into any other Guarantee Periods or apply such amounts under any other Annuity Benefit.

These payments are not deemed to be withdrawals and are therefore not subject to withdrawal charges.



No. 94ICBMVA                                      Data page 7         (5/97)

MARKET VALUE ADJUSTMENT (MVA) ON WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT):
The MVA (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period prior to the Expiration Date will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal from the Guarantee Period by, (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal. There will be no MVA resulting from a withdrawal of amounts in the Modal Payment portion of the Guaranteed Period Account.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is [0.00%]. For purposes of calculating the MVA only, we reserve the right to add up to [0.25%] to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): Prior to the Annuity Commencement Date, the death benefit amount is equal to the larger of (a) the Annuity Account Value and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period and any amounts in the Modal Payment portion of the Guaranteed Period Account.

If you die after the Annuity Commencement Date, payments will continue to be made to the designated beneficiary on the same basis that was in effect prior to the death. At the beneficiary's option, payments may be discontinued and paid in a single sum. If the single sum is elected within one year of death, the single sum will be equal to the larger of (a) the Annuity Account Value and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period and any amounts in the Modal Payment portion of the Guaranteed Period Account. After the one year period the beneficiary may surrender the Certificate and receive the Cash Value.



No. 94ICBMVA                                 Data page 8               (5/97)

PART D -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE
          TO LIFE CONTINGENT ANNUITY (LCA ENDORSEMENT).

ISSUE DATE FOR DATA PAGES, PART D:  [May 1, 1997]

INITIAL PURCHASE PAYMENT (SEE ITEM 2 OF LCA ENDORSEMENT):     [$20,992.96]

         SUBSEQUENT PURCHASE PAYMENTS: Subsequent purchase payments may be made up until [15] days before the Annuity Commencement Date under the Certificate. However, subsequent purchase payments are not permitted after you attain age 78 except for purchase payments made within the first Contract Year. (See Data pages, Part B). Thereafter, subsequent purchase payments may only be applied as provided in Withdrawals in Data pages, Part C.

PURCHASE PAYMENT RULES (SEE ITEM 2 OF LCA ENDORSEMENT): The amount applied is determined by us in accordance with the Allocation Restrictions in Data pages, Part C.

If the Certificate to which the LCA Endorsement is attached is surrendered to receive the Cash Value, thereafter, no subsequent purchase payments may be applied under the LCA Endorsement (See Data pages, Part B; Surrendering the Certificate)

         MINIMUM PURCHASE PAYMENT:  Not applicable

         FREQUENCY:  Not applicable

CHARGES DEDUCTED FROM PURCHASE PAYMENTS (SEE ITEM 2 OF LCA ENDORSEMENT): Any applicable charge for premium tax.

ANNUITY BENEFIT PAYEE (SEE ITEM 3 OF LCA ENDORSEMENT):  [JOHN DOE]
                                                        [Must be Owner]

INITIAL BENEFIT PAYMENT DATE (SEE ITEM 3 OF LCA ENDORSEMENT):   [June 15, 2012]

ANNUITY BENEFIT FORM (SEE ITEM 3 OF LCA ENDORSEMENT):           [Single Life]

FREQUENCY OF ANNUITY BENEFIT PAYMENTS (SEE ITEM 3 OF LCA ENDORSEMENT):
[Monthly] on the 15th of each month.

MINIMUM BENEFIT PAYMENT RULES (SEE ITEM 3 OF LCA ENDORSEMENT):  Not applicable


No. 94ICBLCA                                     Data page 9            (5/97)

ANNUITY BENEFIT PURCHASED BY INITIAL PURCHASE PAYMENT:            [$831.42]

After the initial payment, payments will increase annually on each anniversary of the Initial Benefit Payment Date, as determined by us, by an amount corresponding to the applicable rate of change in the Consumer Price Index each year. The increase will never be greater than 3% in any year nor less than 0%.

"Consumer Price Index" means the Consumer Price Index for All Urban Consumers ("CPI-U"). The applicable rate of change in the CPI-U will be equal to a fraction (a) whose numerator is the difference between the CPI-U applicable to the immediately preceding calendar year and the CPI-U applicable to the current calendar year, and (b) whose denominator is the CPI-U applicable to the immediately preceding calendar year.

GUARANTEED ANNUITY PURCHASE RATES (SEE ITEM 4 OF LCA ENDORSEMENT): Not applicable

CHANGE IN INITIAL BENEFIT PAYMENT DATE (SEE ITEM 5 OF LCA ENDORSEMENT): This date will be accelerated if a Lump Sum Withdrawal is taken as described under Withdrawals in Data pages, Part C.

If you surrender the Certificate to which the LCA Endorsement is attached to receive the Cash Value, the Initial Benefit Payment Date under the Life Contingent Annuity will be accelerated to the date when the next payment was to be received under the period certain. Payments under the Life Contingent Annuity will then be made in reduced amounts.



No. 94ICBLCA                                   Data page 10              (5/97)

                                                 MVA ANNUITY [(IRA)] OR [(NQ)]

                                     DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:   [JOHN DOE]  [Under IRA Certificates Owner must be the Annuitant]

ANNUITANT:        [JOHN DOE]       Age:  [45]                 Sex:  [Male]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [7625] [7627]

CERTIFICATE NUMBER:                 [00000]

         ENDORSEMENTS ATTACHED:           [Endorsement Applicable to IRA
                                           Certificates]
                                          [Endorsement Applicable to
                                           Non-Qualified Certificates]
                                          Endorsement Applicable to Market
                                           Value Adjustment Terms
                                          Rider to Endorsement Applicable to
                                           Market Value Adjustment Terms

         ISSUE DATE:                      [May 1, 1997]

         CONTRACT DATE:                   [May 1, 1997]

ANNUITY COMMENCEMENT DATE:                [August 22, 2142]

         THE MAXIMUM MATURITY AGE IS AGE [90] -- SEE SECTION 7.03
         The Annuity Commencement Date may not be later than the earliest Expiration Date which follows the Contract Date anniversary following the Annuitant's [90th] birthday.

         [Applicable to IRA Certificates]
         [However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age
         70 1/2 (see item 2 of the Endorsement Applicable to IRA
         Certificates).]

BENEFICIARY:  [JANE DOE]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if the Owner and Annuitant are the same person and the spouse is the beneficiary at the time of election and time of Owner/Annuitant's death] [JANE DOE]



No. 94ICB                                   Data page 1              (5/97)

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

CONTRIBUTION RECEIVED (SEE SECTION 3.02):                [$10,000.00]

INITIAL GUARANTEE PERIOD (CLASS I)
             EXPIRATION DATE AND GUARANTEED RATE
                 FEBRUARY 15, 1998 - 5.00%

The Guarantee Period shown is in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01):  Not available under this
  Certificate

SEPARATE ACCOUNT (SEE SECTION 2.02, 2.03 AND 2.05):  Not applicable

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): Not applicable

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): The only Investment Option available under this Certificate is the Guarantee Period you have selected as set forth above. (See Date pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTION (SEE SECTION 3.01): Your Contributions is allocated to the Guarantee Period as set forth above.

CONTRIBUTION LIMIT (SEE SECTION 3.02): [Applicable to NQ Certificates] ($5,000. Subsequent Contributions are not permitted.]

[Applicable to IRA Certificates] [We will only accept a Contribution of at least $5,000 in the form of either a rollover Contribution or a direct custodian-to-custodian transfer from other individual retirement arrangements. Subsequent Contributions are not permitted. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. "Regular" IRA Contributions may not be made for the taxable year in which you attain 70 1/2 and thereafter. However, any amount contributed after you attain age 70 1/2 must be net of your minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 2 Annuity Commencement Date in Endorsement Applicable to IRA Certificates).]



No. 94ICB                                  Data page 2                 (5/97)

We may refuse to accept any Contribution if the sum of all Contributions received under Certificates with the same Annuitant would then total more than [$1,500,000]. We may also refuse to accept any contribution if the sum of all contributions under all Equitable annuity accumulation certificates/contracts you own would then total more than [$2,500,000].

TRANSFER RULES (SEE SECTION 4.02): Transfers are not permitted.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Lump Sum Withdrawal - May not be taken until after the first Contract Year, and only one Lump Sum Withdrawal may be taken during a Contract Year thereafter at any time during such Contract Year. Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 0.8% monthly, 2.5% quarter and 10.0% annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) [90%] or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): (See Data pages, Part C)

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): [Life Annuity 10 Year Period
Certain]

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): [6% per year]

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): [$2,000, as well as minimum of $20 for initial monthly annuity payment.]

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of your Contribution to the extent that a withdrawal exceed the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value.



No. 94ICB                             Data page 3               (5/97)

The withdrawal charge percentage initially equals the number of years to maturity of the Guarantee Period you select. A partial year will be considered a full year for this purpose, however, in no event will a withdrawal charge percentage exceed 7% nor will the withdrawal charge period exceed 7 years. The percentage is subsequently reduced by 1% on each Contract Date anniversary.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 10% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of the Contribution.]

Withdrawals in excess of the Free Corridor Amount will be deemed a withdrawal of the Contribution in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Premium Taxes: A charge for any applicable premium tax generally will be deducted from the amount applied to provide an Annuity Benefit or any other form of benefit payment under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

TRANSFER CHARGE (SEE SECTION 8.03): Not applicable

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04): Not applicable




No. 94ICB                      Data page 4                   (5/97)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): Allocations may not be made to a Guarantee Period with an Expiration Date beyond the earliest available Expiration Date immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 of MVA ENDORSEMENT): If no election is made as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the same duration as the expired Guarantee Period.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is [0.00%]. For purposes of calculating the MVA only, we reserve the right to add up to [0.25%] to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value and (b) your Contribution minus any withdrawals and withdrawal charges.




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